UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 4, 2005
(July 29, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Written Agreement.

On July 29, 2005, PNM Resources, Inc. ("PNMR") amended its 2005 Officer Incentive Plan (which was filed as exhibit 10.30 to its quarterly report on Form 10-Q for the quarter ended March 31, 2005) by revising the 2005 earnings per share ("EPS") scale that affects the amount, if any, of cash bonuses paid under the plan to named executive officers (as defined in Item 402(a)(3) of Regulation S-K) and certain other officers in 2006 for 2005 performance.  The EPS range is now $1.55 to $1.74 (instead of $1.40 to $1.60) to reflect the post acquisition effect of the acquisition of TNP Enterprises, Inc. and its subsidiaries on June 6, 2005.  This EPS share range is established solely for the purpose of measuring performance under the Officer Incentive Plan and has no effect on PNMR's announced earnings guidance.  The amendment to the 2005 Officer Incentive Plan will be filed as an exhibit to Form 10-Q for PNMR as required.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: August 4, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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